EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
I, Ronald D. Cordes, President (Chief Executive Officer) of AssetMark Funds (the “Registrant”), hereby certify that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2005 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 9, 2006

By:	/s/ Ronald D. Cordes

Name:	Ronald D. Cordes
Title:	President (Chief Executive Officer)
CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
I, Carrie E. Hansen, Treasurer (Chief Financial Officer) of AssetMark Funds (the “Registrant”), hereby certify that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2005 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 9, 2006

By:	/s/ Carrie E. Hansen

Name:	Carrie E. Hansen
Title:	Treasurer (Chief Financial Officer)